UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

EMTEC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Diamond Road Springfield, New Jersey 07081
(Address of principal executive offices)

(973) 376-4242
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

525 Lincoln Drive
5 Greentree Center, Suite 117
Marlton, NJ, 08053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Emtec, Inc. (the “Company”) has relocated its corporate headquarters from 525 Lincoln Drive, 5 Greentree Center, Suite 117, Marlton, NJ, 08053 to its existing facility at 11 Diamond Road, New Jersey 07081. The Company’s telephone number is (973) 376-4242.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMTEC, INC.

Date: August 3, 2010	By: /s/ Gregory P. Chandler

Gregory P. Chandler
Chief Financial Officer